UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of the Report (Date of earliest event reported) March 1, 2011
SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35067	27-3819646

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina	28210

(Address of principal executive offices)	(Zip Code)
(704) 364-7707
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As reported in a Current Report on Form 8-K filed with the Securities Exchange Commission (“SEC”) by Swisher Hygiene Inc. (“Swisher”) on March 4, 2011 (the “Initial Form 8-K”), Swisher completed its acquisition of Choice Environmental Services, Inc. (“Choice”) on March 1, 2011 pursuant to an Agreement and Plan of Merger, as amended (the “Agreement”), by and among Swisher, Swsh Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of Swisher (“Merger Sub”), Choice, and other parties, as set forth in the Agreement. Under the terms of the Agreement, Merger Sub merged with and into Choice, and Choice will continue as the surviving entity and a wholly-owned subsidiary of Swisher. This Amendment No. 1 to the Initial Form 8-K amends and restates in its entirety Item 9.01, which is being filed in order to provide the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) that were omitted as permitted pursuant to SEC rules from the Initial Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Choice Environmental Services, Inc. for the year ended September 30, 2010 and 2009 are attached hereto as Exhibit 99.1 and incorporated herein by reference. The consolidated financial statements of Choice Environmental Services, Inc. for the three months ended December 31, 2010 and 2009 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information for Swisher Hygiene Inc., after giving effect to the acquisition of Choice Environmental Services, Inc. and adjustments described in such pro forma information, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

The following exhibits are attached herewithin:

Exhibit
Number	Description

23.1	Consent of Kreischer Miller, independent certified public accounting firm.

99.1
Choice Environmental Services, Inc. audited consolidated financial statements, including the report of Kreischer Miller, independent certified public accounting firm, for the year ended September 30, 2010 and 2009.

99.2
Choice Environmental Services, Inc. consolidated financial statements, including the report of Kreischer Miller, independent certified public accounting firm, for the three months ended December 31, 2010 and 2009.

99.3	Unaudited pro forma information for Swisher Hygiene Inc., after giving effect to the acquisition of Choice Environmental Services, Inc. and adjustments described in such pro forma information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWISHER HYGIENE INC. (Registrant)
By:	/s/ Steven R. Berrard
Steven R. Berrard
President and Chief Executive Officer

Dated: March 31, 2011